SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) October 25, 2004
                                                         ----------------


                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



              Delaware                                       91-1313292
              --------                                       ----------
   (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                       Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington   98370
                --------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 2.01:     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 25, 2004 the registrant issued a press release announcing that is has entered a definitive purchase and sale agreement to acquire 1,339 acres of timberland in western Washington for $12.3 million from a private party. A copy of that press release is furnished herewith as Exhibit 99.1.


Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Press release of the registrant dated October 25, 2004.



SIGNATURES
----------

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     POPE RESOURCES, A DELAWARE LIMITED
                                     PARTNERSHIP


DATE: October 25, 2004               BY: /s/ Thomas M. Ringo
                                         -------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                     Pope Resources, A Delaware Limited
                                     Partnership, and Pope MGP, Inc., General
                                     Partner